EXHIBIT 10.48

[June Revolver]

Execution Version

AMENDMENT NO. 1 TO
REVOLVING CREDIT AGREEMENT

dated as of March 28, 2013

among

VORNADO REALTY L.P.,
as Borrower,

THE BANKS SIGNATORY HERETO,
each as a Bank,

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,

BANK OF AMERICA, N.A.,
as Syndication Agent,

and

BARCLAYS BANK PLC,
CITIBANK, N.A.
DEUTSCHE BANK TRUST COMPANY AMERICAS,
MORGAN STANLEY MUFG LOAN PARTNERS, LLC,
PNC BANK, NATIONAL ASSOCIATION,
THE ROYAL BANK OF SCOTLAND PLC,
UBS SECURITIES LLC,
U.S. BANK NATIONAL ASSOCIATION,
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Documentation Agents

J.P. MORGAN SECURITIES LLC
and
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
Co-Lead Arrangers and Joint Bookrunners

AMENDMENT NO. 1 TO REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 1 TO REVOLVING CREDIT AGREEMENT, dated as of March 28, 2013 (this “Amendment  No. 1”), is by and among VORNADO REALTY L.P., a limited partnership organized and existing under the laws of the State of Delaware (“Borrower”), JPMORGAN CHASE BANK, N.A., as agent for the Banks defined below (in such capacity, together with its successors in such capacity, “Administrative Agent”), JPMORGAN CHASE BANK, N.A., in its individual capacity and not as Administrative Agent, and the other lenders signatory hereto, including each of Citibank, N.A., SunTrust Bank and TriState Capital Bank as a new Bank under the Credit Agreement (said lenders signatory hereto, each a “Bank” and collectively, the “Banks”).  Reference is made to that certain Revolving Credit Agreement, dated as of June 8, 2011, by and among the Borrower, the Banks referenced therein and the Administrative Agent (such agreement, the “Credit  Agreement”).  Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement, as amended hereby.

RECITALS

WHEREAS, the Borrower has requested that the Banks extend the Maturity Date, reduce the Applicable Rate, and make other amendments to the Credit Agreement, and the Banks are willing to make such changes as set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.  AMENDMENTS TO CREDIT Agreement.  As of the Amendment Effective Date (as defined in Section 3 hereof), the Credit Agreement is hereby amended as follows:

(i)         The second paragraph of the Recitals is amended by deleting the amount “One Billion Four Hundred Million Dollars ($1,400,000,000)” on the third line thereof and substituting the amount “One Billion Seven Hundred Fifty Million Dollars ($1,750,000,000)” in place thereof.

(ii)        The table in the definition of “Applicable Margin” set forth in Section 1.01 of the Credit Agreement is restated in its entirety to read as follows:

“Borrower’s Credit Rating (S&P/Moody’s Ratings)	Applicable Margin for Base Rate Loans (% per annum)	Applicable Margin for LIBOR Loans (% per annum)
A-/A3 or higher	0.000	0.950
BBB+/Baa1	0.050	1.050
BBB/Baa2	0.150	1.150
BBB-/Baa3	0.400	1.400
Below BBB-/Baa3 or unrated	0.750	1.750”

(iii)       The definition of “Capitalization Value” set forth in Section 1.01 of the Credit Agreement is amended by deleting both references therein to the percentage “6.50%” (in approximately the sixth and fourteenth lines thereof) and substituting the percentage “6.0%” in place thereof.

(iv)       The definition of “Capitalization Value of Unencumbered Assets” set forth in Section 1.01 of the Credit Agreement is amended by deleting both references therein to the percentage “6.50%” (in approximately the seventh and thirteenth lines thereof) and substituting the percentage “6.0%” in place thereof.

(v)        The definition of “Cash or Cash Equivalents” set forth in Section 1.01 of the Credit Agreement is amended by deleting the words “having a rating of at least AA or the equivalent” in clause (e) of such definition and substituting the words “having a rating of at least A or the equivalent” in place thereof.

(vi)       The definition of “Equity Value” set forth in Section 1.01 of the Credit Agreement is deleted in its entirety.

(vii)      The table in the definition of “Facility Fee” set forth in Section 1.01 of the Credit Agreement is restated in its entirety to read as follows:

“Borrower’s Credit Rating (S&P/Moody’s Ratings)	Facility Fee (% per annum)
A-/A3 or higher	0.150
BBB+/Baa1	0.150
BBB/Baa2	0.200
BBB-/Baa3	0.300
Below BBB-/Baa3 or unrated	0.350”

(viii)     The definition of “Maturity Date” set forth in Section 1.01 of the Credit Agreement is restated in its entirety to read as follows:

“‘Maturity Date’ means June 8, 2017, subject to extension pursuant to Section 2.18.”

(ix)       The definition of “Qualified Institution” set forth in Section 1.01 of the Credit Agreement is amended by inserting the word “reasonably” before the words “acceptable to the Administrative Agent” (in approximately the fourth line thereof).

(x)        Section 2.03(a) of the Credit Agreement is amended by deleting the reference therein to the amount “Seventy Five Million Dollars ($75,000,000)” (in approximately the fifth and sixth lines thereof) and substituting the amount “One Hundred Million Dollars ($100,000,000)” in place thereof.

(xi)       Section 2.16(c) of the Credit Agreement is amended by (a) deleting the reference therein to the amount “One Hundred Fifty Million Dollars ($150,000,000)” (in approximately the fourth and fifth lines thereof) and substituting the amount “Five Hundred Million Dollars ($500,000,000)” in place thereof and (b) deleting the reference therein to the amount “One Billion Four Hundred Million Dollars ($1,400,000,000)” (in approximately the sixth and seventh lines thereof) and substituting the amount “One Billion Seven Hundred Fifty Million Dollars ($1,750,000,000)” in place thereof.

(xii)      Section 2.18 of the Credit Agreement is restated in its entirety to read as follows:

“SECTION 2.18  Extension Option. Borrower may extend the Maturity Date two times for a period of six (6) months for each extension (i.e., 12 months in the aggregate) upon satisfaction of the following terms and conditions: (i) delivery by Borrower of a written notice to Administrative Agent (an “Extension Notice”) on or before a date that is not more than one hundred twenty (120) days nor less than one (1) month prior to the then-scheduled Maturity Date, which Extension Notice Administrative Agent shall promptly deliver to the Banks, which Extension Notice shall include a certification dated as of the date of such Extension Notice signed by a duly authorized signatory of Borrower, stating, to the best of the certifying party’s knowledge, (x) all representations and warranties contained in this Agreement and in each of the other Loan Documents are true and correct on and as of the date of such Extension Notice (except in those cases where such representation or warranty expressly relates to an earlier date, in which case such representations and warranties were true and correct as of such date, and except for changes in factual circumstances not prohibited under the Loan Documents), and (y) no Event of Default has occurred and is continuing; (ii) no Event of Default shall have occurred and be continuing on the then-scheduled Maturity Date (an “Extension Date”), and (iii) if the then-scheduled Maturity Date is extended, Borrower shall pay to Administrative Agent on or before the Extension Date for each extension a fee equal to 0.075% of the Total Loan Commitment on such Extension Date, which fee shall be distributed by Administrative Agent pro rata to each of the Banks based on each Bank’s Pro Rata Share. Borrower’s delivery of an Extension Notice shall be irrevocable.”

(xiii)     Section 8.01 of the Credit Agreement is deleted in its entirety and the following is substituted in place thereof:

“SECTION 8.01  [Reserved].”

(xiv)     Paragraph (7) of Section 9.01 of the Credit Agreement is amended by inserting the following at the end of such paragraph (7) immediately after the words “Twenty Million Dollars ($20,000,000)”:

“and such event or condition is unremedied, or such tax, penalty or other liability is not reserved against or the payment thereof otherwise secured to the reasonable satisfaction of the Administrative Agent, for a period of forty-five (45) consecutive days after notice from the Administrative Agent;”

(xv)      Section 12.02 of the Credit Agreement is amended by restating clause (7) of the proviso to the first sentence thereof to read as follows:

“(7)  release any guaranty (other than a guaranty given pursuant to Section 12.21 or Section 12.22);”

(xvi)     Section 12.21 of the Credit Agreement is amended by restating the first sentence thereof to read as follows:

“From time to time, on not less than five (5) Banking Days’ notice, the Borrower may request proceeds of the Loans be used to refinance or acquire properties secured by certain secured mortgage Debt of the Borrower and/or its Subsidiaries, in which event, a portion of the Loans equal to the amount of the advances made hereunder in connection with such refinancing or acquisition, at the Borrower’s election, may be secured by an amended and restated mortgage on the property securing the mortgage Debt to be so refinanced or acquired (a “Refinancing Mortgage”) and evidenced by a mortgage note executed by Borrower and/or one or more Subsidiaries (provided that if Borrower shall not execute such mortgage note, the Borrower shall execute a guaranty of such mortgage note), as more particularly set forth in Section 2.09.”

(xvii)    Schedule  1  to the Credit Agreement is deleted in its entirety and Schedule 1 to this Amendment No. 1 is substituted in place thereof.  On the Amendment Effective Date, the outstanding Loans shall be allocated in accordance with the Loan Commitments set forth in such Schedule 1 attached to this Amendment No. 1.

Each of Citibank, N.A., SunTrust Bank and TriState Capital Bank hereby agrees to provide a new Loan Commitment in the amounts set forth on Schedule 1 attached to this Amendment No. 1.  From and after the date hereof, each of Citibank, N.A., SunTrust Bank and TriState Capital Bank agrees to become and shall be deemed to be a Bank for all purposes of the Credit Agreement, and each reference to the Banks in the Credit Agreement shall be deemed to include each of Citibank, N.A., SunTrust Bank and TriState Capital Bank.  Each of Citibank, N.A., SunTrust Bank and TriState Capital Bank hereby appoints JPMorgan Chase Bank, N.A. as the Administrative Agent and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof.

            On the Amendment Effective Date, the Loan Commitments of each of ING Real Estate Finance (USA) LLC, Chang Hwa Commercial Bank, Ltd., New York Branch, Union Bank, N.A. and Citicorp North America, Inc. (each, an “Exiting Bank”) shall be terminated and each Exiting Bank shall cease to be a Bank under the Credit Agreement.

Each of the other Banks party hereto confirms the amount of its Loan Commitment as set forth in Schedule 1 attached to this Amendment No. 1.

Borrower shall issue to each Bank whose Loan Commitment is being modified in accordance with Schedule 1 hereto, and each such Bank shall accept, an amended and restated note in the form of Exhibit A-1 hereto.

(xviii)   Schedule 2A to the Credit Agreement is amended by inserting the following new investment at the end of such Schedule 2A:

State of Organization	Percentage of Ownership	Asset owned (other than VRLP units)

Vornado Investments Corporation	Delaware	100.00%	Shares in Capital Trust Inc. and Saks Inc.

 (xix)    Schedule 3 to the Credit Agreement is deleted in its entirety and Schedule 3 to this Amendment No. 1 is substituted in place thereof.

(xx)      The parties hereto acknowledge and agree that the Banks listed on the cover page to this Amendment No. 1 shall be the Documentation Agents for the Credit Agreement as amended by this Amendment No. 1.  The Banks serving as Documentation Agents shall have no duties or obligations in such capacity, and shall in no event be subject to any fiduciary or implied duties.

(xxi)     Banks who are also parties to the Revolving Credit Agreement dated as of November 7, 2011 among the Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent and the lenders party thereto (the “November 2011 Credit Agreement”) hereby consent to the amendment of the November 2011 Credit Agreement to conform its terms in all material respects to the terms of the Credit Agreement, as amended by this Amendment No. 1, other than the pricing and tenor changes and shall execute and deliver such further agreements as the administrative agent under the November 2011 Credit Agreement may reasonably request (provided the effectiveness of any such amendment shall be dependent on compliance with the voting provisions of the November 2011 Credit Agreement).

SECTION 2.  REPRESENTATIONS AND WARRANTIES OF THE BORROWER

In order to induce the Banks and Administrative Agent to enter into this Amendment No. 1, the Borrower represents and warrants to each Bank and Administrative Agent that the following statements are true, correct and complete:

(i)         The execution, delivery and performance by the Borrower of this Amendment No. 1, the Credit Agreement as amended by this Amendment No. 1 (the “Amended Credit Agreement”), and any Notes executed in connection with this Amendment No. 1 (such Notes together with this Amendment No. 1 and the Amended Credit Agreement, collectively, the “Amendment Documents”) are within its partnership authority, have been duly authorized by all requisite action, and are not in conflict with the terms of any organizational instruments of such entity, or any instrument or agreement to which Borrower or General Partner is a party or by which Borrower, General Partner or any of their respective assets may be bound or affected;

(ii)        The officers of General Partner executing this Amendment No. 1 and any other Amendment Documents required to be delivered by it on behalf of Borrower hereunder have been duly elected or appointed and were fully authorized to execute the same at the time each such Amendment Document was executed;

(iii)       The execution and delivery of, and the performance of the obligations required to be performed by Borrower under, this Amendment No. 1 and any other Amendment Documents do not and will not (a) violate any provision of, or, except for those which have been made or obtained, require any filing (other than SEC disclosure filings), registration, consent or approval under, any Law (including, without limitation, Regulation U), order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to it, except for such violations, or filings, registrations, consents and approvals which if not done or obtained would not likely cause a Material Adverse Change to occur, (b) result in a breach of or constitute a default under or require any consent under any indenture or loan or credit agreement or any other agreement, lease or instrument to which it may be a party or by which it or its properties may be bound or affected except for consents which have been obtained or which if not obtained are not likely to cause a Material Adverse Change to occur, (c) result in, or require, the creation or imposition of any Lien, upon or with respect to any of its properties now owned or hereafter acquired which would likely cause a Material Adverse Change to occur, or (d) cause it to be in default under any such Law, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument which would likely cause a Material Adverse Change to occur; to the best of its knowledge, Borrower is in compliance with all Laws applicable to it and its properties where the failure to be in compliance would cause a Material Adverse Change to occur;

(iv)       Each of this Amendment No. 1 and the other Amendment Documents is a legal, valid and binding obligation of Borrower, enforceable in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors’ rights generally, as well as general principles of equity;

(v)        This Amendment No. 1 and the other Amendment Documents have been duly executed and delivered by the Borrower;

(vi)       The representations and warranties of the Borrower contained in Article V of the Credit Agreement are and will be true and correct in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of such dates (except in those cases where such representation or warranty expressly relates to an earlier date, in which case such representations and warranties were true and correct as of such date, and except for changes in factual circumstances permitted hereunder), provided that Section 5.20 of the Credit Agreement is qualified insofar as the Borrower will be required to file this Amendment No. 1 in connection with its compliance with its periodic reporting obligations; and

(vii)      No Default or Event of Default has occurred and is continuing.

SECTION 3.  CONDITIONS TO EFFECTIVENESS

Except as set forth below, Section 1 of this Amendment No. 1 shall become effective only upon the satisfaction of the following conditions precedent (the “Amendment  Effective  Date”):

A.  The Borrower, the Administrative Agent, and each of the Banks party to the Credit Agreement and/or this Amendment No. 1 (other than the Exiting Banks) shall have indicated their consent hereto by the execution and delivery of the signature pages hereof to the Administrative Agent.

B.  The Administrative Agent shall have received a secretary’s certificate of the Borrower (i) either confirming that there have been no changes to its organizational documents since June

8, 2011, or if there have been changes to the Borrower’s organizational documents since such date, certifying as to such changes, and (ii) certifying as to resolutions and incumbency of officers with respect to this Amendment No. 1 and the transactions contemplated hereby.

C.  The Administrative Agent shall have received all reasonable out-of-pocket costs and expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel for which the Borrower agrees it is responsible pursuant to Section 12.04 of the Credit Agreement), incurred in connection with this Amendment No. 1.

D.  Delivery to the Administrative Agent by Sullivan & Cromwell LLP and Venable LLP, as counsel to the Borrower, of an opinion addressed to the Banks and the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent.

E.  Payment by the Borrower of any mutually agreed upon compensation to the Banks in connection with this Amendment No. 1.

F.  Execution and delivery by the Borrower of new or replacement Ratable Loan Notes payable to each of the Banks which is providing a new or modified Loan Commitment in accordance with Schedule 1 hereto in the amount of their respective Loan Commitments set forth on Schedule 1 hereto.

G.  Upon satisfaction of the foregoing conditions, the Administrative Agent shall deliver written notice to the Borrower and the Banks of the Amendment Effective Date.

SECTION 4.  MISCELLANEOUS

A.  Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i)         On and after the effective date of this Amendment No. 1, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement.  This Amendment No. 1 shall be deemed to be a “Loan Document” under the Credit Agreement.

(ii)        Except as specifically amended by this Amendment No. 1, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)       The execution, delivery and performance of this Amendment No. 1 shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Bank under the Credit Agreement or any of the other Loan Documents.

B.  Headings.  Section and subsection headings in this Amendment No. 1 are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 1 for any other purpose or be given any substantive effect.

C.  Applicable Law.  THIS AMENDMENT NO. 1 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

D.  Counterparts; Effectiveness.  This Amendment No. 1 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.  This Amendment No. 1 (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 3 hereof) shall become effective upon the execution of a counterpart hereof by the Borrower and the Banks.  Delivery of an executed counterpart of a signature page to this Amendment No. 1 by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment No. 1.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

VORNADO REALTY L.P.,

a Delaware limited partnership

By:      Vornado Realty Trust,

            a Maryland real estate investment trust,

            general partner

By:      /s/ Alan Rice

Name: Alan Rice

Title: Senior Vice President

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Bank

By:      /s/ Brendan M. Poe

Name: Brendan M. Poe

Title: Executive Director

BANK OF AMERICA, N.A.

By:      /s/ Ronald Odlozil

Name: Ronald Odlozil

Title: Senior Vice President

BARCLAYS BANK PLC

By:      /s/ Ronnie Glenn

Name: Ronnie Glenn

Title: Vice President

CITIBANK, N.A.

By:      /s/ John C. Rowland

Name: John C. Rowland

Title: Vice President

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:      /s/ George R. Reynolds

Name: George R. Reynolds

Title: Director

By:      /s/ James Rolison

Name: James Rolison

Title: Managing Director

GOLDMAN SACHS BANK USA

By:      /s/ Mark Walton

Name: Mark Walton

Title: Authorized Signatory

MORGAN STANLEY BANK, N.A.

By:      /s/ Michael King

Name: Michael King

Title: Authorized Signatory

THE ROYAL BANK OF SCOTLAND PLC

By:      /s/ L. Peter Yetman

Name: L. Peter Yetman

Title: Director

UBS AG, STAMFORD BRANCH

By:      /s/ Joselin Fernandes

Name: Joselin Fernandes

Title: Associate Director

By:      /s/ David Urban

Name: David Urban

Title: Associate Director

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:      /s/ D. Bryan Gregory

Name: D. Bryan Gregory

Title: Director

HSBC BANK USA, NATIONAL ASSOCIATION

By:      /s/ Barbara Isaacman

Name: Barbara Isaacman

Title: Vice President

PNC BANK, NATIONAL ASSOCIATION

By:      /s/ Denise Smyth

Name: Denise Smyth

Title: Senior Vice President

SUMITOMO MITSUI BANKING CORPORATION

By:      /s/ William Karl

Name: William Karl

Title: General Manager

THE BANK OF NEW YORK MELLON

By:      /s/ Carol Murray

Name: Carol Murray

Title: Managing Director

U.S. BANK NATIONAL ASSOCIATION

By:      /s/ Dave Heller

Name: Dave Heller

Title: Senior Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:      /s/ Mikhail Faybusovich

Name: Mikhail Faybusovich

Title: Director

By:      /s/ Tyler R. Smith

Name: Tyler R. Smith

Title: Associate

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:      /s/ Adam Jenner

Name: Adam Jenner

Title: Vice President

By:      /s/ Steven Jonassen

Name: Steven Jonassen

Title: Managing Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH

By:      /s/ Charles Stewart

Name: Charles Stewart

Title: Director

COMPASS BANK

By:      /s/ S. Kent Gorman

Name: S. Kent Gorman

Title: Senior Vice President

BRANCH BANKING AND TRUST COMPANY

By:      /s/ Roger E. Searls

Name: Roger E. Searls

Title: Senior Vice President

TD BANK, N.A.

By:      /s/ John Valladares

Name: John Valladares

Title: Vice President

LANDESBANK BADEN-WÜRTTEMBERG, NEW YORK BRANCH

By:      /s/ Leonard Crann

Name: Leonard Crann

Title: General Manager

By:      /s/ Andrew Fleming

Name: Andrew Fleming

Title: Associate Real Estate Finance Group

PEOPLE’S UNITED BANK

By:      /s/ David A. Lewis Jr.

Name: David A. Lewis Jr.

Title: Institutional Real Estate, Group Head, Senior Vice President

SOVEREIGN BANK

By:      /s/ Michael J. Corbett

Name: Michael J. Corbett

Title: SVP

CAPITAL ONE, N.A.

By:      /s/ Marlene Schwartz

Name: Marlene Schwartz

Title: Senior Vice President

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD., LOS ANGELES BRANCH

By:      /s/ Hsiao-Ho Huang

Name: Hsiao-Ho Huang

Title: SVP & GM

Manufacturers and Traders Trust Company

By:      /s/ Brennan E. Keating

Name: Brennan E. Keating

Title: Vice President

BANK HAPOALIM B.M.

By:      /s/ James P. Surless

Name: James P. Surless

Title: Vice President

By:      /s/ Charles McLaughlin

Name: Charles McLaughlin

Title: Senior Vice President

SUNTRUST BANK

By:      /s/ Nancy B. Richards

Name: Nancy B. Richards

Title: Senior Vice President

TRISTATE CAPITAL BANK

By:      /s/ Alex Fatenko

Name: Alex Fatenko

Title: Senior Vice President

SCHEDULE 1

Loan Commitments

Loan
Bank	Commitment

JPMORGAN CHASE BANK, N.A.	$65,000,000.00
BANK OF AMERICA, N.A.	$65,000,000.00
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH	$55,000,000.00
BARCLAYS BANK PLC	$55,000,000.00
CITIBANK, N.A.	$55,000,000.00
DEUTSCHE BANK TRUST COMPANY AMERICAS	$55,000,000.00
PNC BANK, NATIONAL ASSOCIATION	$55,000,000.00
THE ROYAL BANK OF SCOTLAND PLC	$55,000,000.00
UBS AG, STAMFORD BRANCH	$55,000,000.00
U.S. BANK NATIONAL ASSOCIATION	$55,000,000.00
WELLS FARGO BANK, N.A.	$55,000,000.00
GOLDMAN SACHS BANK USA	$50,000,000.00
HSBC BANK USA, NATIONAL ASSOCIATION	$50,000,000.00
MORGAN STANLEY BANK, N.A.	$50,000,000.00
SUMITOMO MITSUI BANKING CORPORATION	$50,000,000.00
COMPASS BANK	$40,000,000.00
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH	$40,000,000.00
THE BANK OF NEW YORK MELLON	$35,000,000.00
BRANCH BANKING AND TRUST COMPANY	$35,000,000.00
CAPITAL ONE, N.A.	$35,000,000.00
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK	$35,000,000.00
SOVEREIGN BANK	$35,000,000.00
LANDESBANK BADEN-WÜRTTEMBERG, NEW YORK BRANCH	$25,000,000.00
MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD. LOS ANGELES BRANCH	$25,000,000.00
PEOPLE’S UNITED BANK	$25,000,000.00
SUNTRUST BANK	$25,000,000.00
TD BANK, N.A.	$25,000,000.00
BANK HAPOALIM B.M.	$20,000,000.00
MANUFACTURERS AND TRADERS TRUST COMPANY	$15,000,000.00
TRISTATE CAPITAL BANK	$10,000,000.00

Total	$1,250,000,000.00

SCHEDULE 3

General Partner - Debt

None

EXHIBIT A-1

AMENDED AND RESTATED RATABLE LOAN NOTE

$__________	New York, New York
March 28, 2013

For value received, Vornado Realty L.P., a Delaware limited partnership (“Borrower”), hereby promises to pay to the order of _______________ or its successors or assigns (collectively, the “Bank”), at the principal office of JPMorgan Chase Bank, N.A. located at 270 Park Avenue, New York, New York 10017 (“Administrative Agent”) for the account of the Applicable Lending Office of the Bank, the principal sum of ____________________ Dollars ($__________) or, if less, the amount loaned by the Bank as Ratable Loans and Swingline Loans to Borrower pursuant to the Loan Agreement (as defined below) and actually outstanding, in lawful money of the United States and in immediately available funds, in accordance with the terms set forth in the Loan Agreement. Borrower also promises to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, in like money, at said office for the account of said Applicable Lending Office, at the times and at the rates per annum as provided in the Loan Agreement. Any amount of principal hereof which is not paid when due, whether at stated maturity, by acceleration, or otherwise, shall bear interest from the date when due until said principal amount is paid in full, payable on demand, at the rates set forth in the Loan Agreement,

The date and amount of each advance of a Ratable Loan or a Swingline Loan made by the Bank to Borrower under the Loan Agreement, and each payment of said Ratable Loan or Swingline Loan, shall be recorded by the Bank on its books and, prior to any transfer of this Note (or, at the discretion of the Bank, at any other time), may be endorsed by the Bank on the schedule attached hereto and any continuation thereof.

This Amended and Restated Ratable Loan Note amends, restates and replaces in full that certain Ratable Loan Note, dated as of June 8, 2011, from Borrower to Bank in the original principal amount of $[______________] (the “Original Note”).  This Note is issued in substitution for, and not in payment of or in satisfaction of, any amounts outstanding to Bank under such Original Note.  This Note is one of the Ratable Loan Notes referred to in the Revolving Credit Agreement dated as of June 8, 2011, as amended by Amendment No. 1 to Revolving Credit Agreement dated as of March 28, 2013 (as the same may be further amended from time to time, the “Loan Agreement”) among Borrower, the Banks named therein (including the Bank) and Administrative Agent, as administrative agent for the Banks. All of the terms, conditions and provisions of the Loan Agreement are hereby incorporated by reference. All capitalized terms used herein and not defined herein shall have the meanings given to them in the Loan Agreement.

1

The Loan Agreement contains, among other things, provisions for the prepayment of and acceleration of this Note upon the happening of certain stated events.

No recourse shall be had under this Note against the General Partner or the VRT Principals except as and to the extent set forth in Section 11.02 of the Loan Agreement.

All parties to this Note, whether principal, surety, guarantor or endorser, hereby waive presentment for payment, demand, protest, notice of protest and notice of dishonor.

This Note shall be governed by the laws of the State of New York.

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2

IN WITNESS WHEREOF, Borrower has executed and delivered this Note on the day and year first above written.

VORNADO REALTY L.P.,

a Delaware limited partnership

By:   Vornado Realty Trust,
a Maryland real estate investment trust,

general partner

By:

Name:

Title:

This is to certify that this Note was executed in my presence on the date hereof by the party whose signature appears above in the capacity indicated.

Notary Public

My commission expires:

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Date	Type of Advance	Amount of Advance	Amount of Payment	Balance Outstanding	Notation By